Closure and rehabilitation provisions	12 Months Ended
Jun. 30, 2021
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Closure and rehabilitation provisions
15     Closure and rehabilitation provisions

	2021	2020
	US$M	US$M
At the beginning of the financial year	8,810	6,977
Capitalised amounts for operating sites:
Change in estimate	1,974	1,255
Exchange translation	483	(188)
Adjustments charged/(credited) to the income statement:
Increases to existing and new provisions	564	731
Exchange translation	76	(19)
Released during the year	(157)	(43)
Other adjustments to the provision:
Amortisation of discounting impacting net finance costs	380	356
Acquisition of subsidiaries and operations	179	–
Divestment and demerger of subsidiaries and operations	(81)	–
Expenditure on closure and rehabilitation activities	(321)	(258)
Exchange variations impacting foreign currency translation reserve	3	(1)

At the end of the financial year	11,910	8,810

Comprising:
Current	591	373
Non-current	11,319	8,437

Operating sites	9,279	6,636
Closed sites	2,631	2,174

The Group is required to rehabilitate sites and associated facilities at the end of or, in some cases, during the course of production to a condition acceptable to the relevant authorities, as specified in licence requirements and the Group’s environmental performance requirements as set out within
Our Charter.
The key components of closure and rehabilitation activities are:

•	the removal of all unwanted infrastructure associated with an operation

•	the return of disturbed areas to a safe, stable, productive and self-sustaining condition, consistent with the agreed end land use
Recognition and measurement
Provisions for closure and rehabilitation are recognised by the Group when:

•	it has a present legal or constructive obligation as a result of past events

•	it is more likely than not that an outflow of resources will be required to settle the obligation

•	the amount can be reliably estimated

Initial recognition	Subsequent remeasurement
Closure and rehabilitation provisions are initially recognised when an environmental disturbance first occurs. The individual site provisions are an estimate of the expected value of future cash flows required to rehabilitate the relevant site using current restoration standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using currency specific discount rates aligned to the estimated timing of cash outflows.

When provisions for closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation.

The closure and rehabilitation asset, recognised within property, plant and equipment, is depreciated over the life of the operations. The value of the provision is progressively increased over time as the effect of discounting unwinds, resulting in an expense recognised in net finance costs.

The closure and rehabilitation provision is reviewed at each reporting date to assess if the estimate continues to reflect the best estimate of the obligation. If necessary, the provision is remeasured to account for factors, including:

•   revisions to estimated reserves

and lives of operations

•   developments in technology

•   regulatory requirements and environmental management strategies

•   changes in the estimated extent and costs of anticipated activities, including the effects of inflation and movements in foreign exchange rates

•   movements in interest rates affecting the discount rate applied

Changes to the closure and rehabilitation estimate for operating sites are added to, or deducted from, the related asset and amortised on a prospective basis accordingly over the remaining life of the operation, generally applying the units of production method.

Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation that is probable and capable of reliable estimation.
Closed sites
Where future economic benefits are no longer expected to be derived through operation, changes to the associated closure and remediation costs are charged to the income statement in the period identified. This amounted to US$483 million in the year ended 30 June 2021 (2020: US$669 million; 2019: US$251 million).

Key estimates

The recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•   the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure and rehabilitation activities

•   costs associated with future rehabilitation activities

•   applicable discount rates

•   the timing of cash flows and ultimate closure of operations

The extent and cost of future rehabilitation activities may also be impacted by the potential physical impacts of climate change. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns, and the impact of the Group’s energy transition strategy on the costs of performing rehabilitation activities.

While progressive closure is performed across a number of operations, significant rehabilitation activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts. Remaining production lives range from
3-91
years with an average for all sites, weighted by current closure provision, of approximately 27 years. The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available). The rates were revised during the year to reflect decreases in market interest rates. The effect of changes to discount rates was an increase of approximatively US$1,085 million in the closure and rehabilitation provision of which approximately US$210 million in respect of closed sites was recognised in the income statement.

While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies and detailed analysis of the closure activities for individual assets will be performed as the assets near the end of their operational life and/or detailed closure plans are required to be submitted to relevant regulatory authorities. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new restoration techniques, changes in regulatory requirements for rehabilitation, risks relating to climate change and the transition to a low carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Sensitivity

A further 0.5 per cent decrease in the discount rates applied at 30 June 2021 would result in an increase to the closure and rehabilitation provision of approximately US$1,075 million, an increase in property, plant and equipment of approximately US$820 million in relation to operating sites and an income statement charge of approximately US$255 million in respect of closed sites. In addition, the change would result in an increase of approximately US$115 million to depreciation expense and a US$25 million reduction in net finance costs for the year ending 30 June 2022.

Given the long-lived nature of the majority of the Group’s assets, closure activities are generally not expected to occur for a significant period of time. A one-year acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$230 million, an increase in property, plant and equipment of US$180 million in relation to operating sites and an income statement charge of US$50 million in respect of closed sites.